Assets Held for Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Assets Held for Sale and Discontinued Operations
3.  Assets Held for Sale and Discontinued Operations

No businesses divested in 2021 or 2020 are considered to be either separate major lines of business or geographical areas of operation and therefore do not constitute discontinued operations.
No businesses met the IFRS 5
Non-Current Assets Held for Sale and Discontinued Operations
held for sale criteria at 31 December 2021.
In February 2022, the Group reached agreement to divest of its Building Envelope business for an enterprise value of $3.8 billion. Building Envelope which forms part of our Building Products segment provides architectural glass, storefront systems, architectural glazing systems and related hardware to customers primarily in North America.The transaction which is subject to customary conditions and regulatory approvals is expected to close in the first half of 2022.
A. Loss on disposal of discontinued operations

In October 2019, the Group completed the divestment of its Europe Distribution business, formerly part of our Building Products segment. This was considered to be a discontinued operation as defined in IFRS 5 and was classified accordingly in 2019.
The table below sets out the proceeds and related loss recognised on divestment which were included in profit after tax for the financial year 2019 from discontinued operations.

2019 $m
Assets/(liabilities) disposed of at net carrying amount:
- non-current assets	1,462
- cash and cash equivalents	112
- working capital and provisions	665
- current tax	2
- lease liabilities	(410)
- deferred tax	(32)
- retirement benefit obligations	(47)
- non-controlling interests	(9)
Net assets disposed	1,743
Reclassification of currency translation effects on disposal	117
Total	1,860
Proceeds from disposal (net of disposal costs)	1,855
Loss on disposal from discontinued operations	(5)

Net cash inflow arising on disposal
Proceeds from disposal from discontinued operations	1,855
Less: cash and cash equivalents disposed	(112)
Total	1,743

B. Results of discontinued operations
The results of the discontinued operations included in the Group profit for the financial year 2019 are set out as follows:

2019 $m
Revenue	3,557

EBITDA (as defined)*	224
Depreciation	(108)
Amortisation	(2)
Impairment	(1)
Operating profit	113
Loss on disposals	(2)
Profit before finance costs	111
Finance costs	(8)
Share of equity accounted investments’ profit	14
Profit before tax	117
Attributable income tax expense	(26)
Profit after tax for the financial year from discontinued operations	91

Profit attributable to:
Equity holders of the Company	90
Non-controlling interests	1
Profit for the financial year from discontinued operations	91

Basic earnings per Ordinary Share from discontinued operations	11.3c
Diluted earnings per Ordinary Share from discontinued operations	11.2c

Cash flows from discontinued operations
Net cash inflow from operating activities	36
Net cash inflow from investing activities	1,722
Net cash outflow from financing activities	(80)
Net cash inflow	1,678